                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

              September 25, 1998 (Date of earliest event reported)

                           UGLY DUCKLING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                   000-20841                 86-0721358
(State or Other Jurisdiction       (Commission              (IRS Employer
       of Incorporation)           File Number)           Identification No.)

          2525 East Camelback Road, Suite 500, Phoenix, Arizona 85016
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code (602) 852-6600

                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     On September 25, 1998, Ugly Duckling Corporation and Cygnet Financial Corporation terminated the Rights Offering described in Cygnet's Prospectus dated August 26, 1998. The Rights Offering was terminated primarily due to lack of market acceptance resulting in an inadequate level of subscriptions necessary to meet certain minimum requirements for Nasdaq listing of Cygnet's Common Stock. As a result, the Split-up described in Ugly Duckling's Proxy Statement dated August 24, 1998 will not occur on September 30, 1998, if at all.

     The termination of the Rights Offering does not affect the Exchange Offer announced by Ugly Duckling on September 17, 1998, through which Ugly Duckling is offering to exchange up to $32.5 million principal amount of its 12% Subordinated Debentures due 2003 for up to 5,000,000 shares of Common Stock at the rate of $6.50 in principal amount for each share exchanged. The Exchange Offer is scheduled to expire Monday, October 19, 1998.

     Despite termination of the Rights Offering and the corresponding decision not to proceed with the Split-up as contemplated, Ugly Duckling continues to evaluate its options regarding the separation of its dealership and non-dealership operations. Even though the Split-up will not be consummated as contemplated, if at all, Ugly Duckling does not anticipate that terminating the Rights Offering will have any significant current impact on Ugly Duckling's consolidated financial statements, other than the write-off of expenses incurred related to the Rights Offering expected to approximate $1.0 million after income taxes. Individuals contemplating whether to participate in the Exchange Offer should consider the possibility that Ugly Duckling could later decide to retain rather than separate its non-dealership operations, in which case Ugly Duckling's consolidated financial statements would require restatement to reflect the integration of certain financial results currently attributed to discontinued operations.

     On September 28, 1998, Ugly Duckling and Cygnet issued a press release relating to the termination of the Rights Offering. A copy of the press release is filed herewith as Exhibit 99.2 and is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

EXHIBIT      DESCRIPTION
NUMBER
-------      -----------
 4.1         Offering Circular dated September 17, 1998*

 4.2 Supplement dated September 28, 1998 to Offering Circular dated September 17, 1998

99.1         Press Release dated September 17, 1998*

99.2         Press Release dated September 28, 1998
-----------
*Previously filed
                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           UGLY DUCKLING CORPORATION
                                                 (Registrant)


                                       By
                                           --------------------------
                                                 (Signature)

                                           Steven P. Johnson
                                           Senior Vice President

Date September 28, 1998

                                 EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
  4.1       Offering Circular dated September 17, 1998*

  4.2       Supplement dated September 28, 1998 to Offering Circular dated September 17, 1998

 99.1       Press Release dated September 17, 1998*

 99.2       Press Release dated September 28, 1998

---------------
* Previously filed